Investments in Joint Ventures	12 Months Ended
Dec. 31, 2017
Investments in Joint Ventures [Abstract]
INVESTMENTS IN JOINT VENTURES
NOTE 6:-	INVESTMENTS IN JOINT VENTURES

a.	Investment in joint venture held in Kochi, India:

The Company has rights under certain share subsection agreement to hold 50% shareholding in Indian SPV (“Project SPV”). The Project SPV has entered into an agreement for the purchase of a land located in Kochi, India according to which it has acquired 13 acres (“Property A”) for a total consideration of INR 1,495 million (NIS 84 million) payable subject to fulfilment of certain obligations and conditions by the seller. Up to the balance sheet date the Project SPV has paid INR 720 million (NIS 40 million) to the seller in consideration for the transfer of title in Property A to the Project SPV. The Company’s share in such acquisition amount to approximately NIS 20 million.

On January 14, 2016, the Company has signed an agreement to waive any of its rights and interest in the Project SPV. The total consideration for the Company is INR 10 Crores (approximately NIS 5 million), which will be paid to the Company upon the closing of the transaction.

The transaction is subject to certain conditions precedent, and closing will take place (as extended) once these conditions are met and no later than June 30, 2018. The local Investor has provided certain security in order to guarantee the aforementioned deadline.

b.	Aggregate information of joint ventures that are not individually material:

	December 31
	2017	2016
	NIS in thousands

The Group’s share of profit (loss) from continuing operations	-	3,317
The Group’s share of total comprehensive income (loss)	-	3,317
Aggregate carrying amount of the Group’s interests in these joint ventures	5,592	5,750